Rule 497(e)
Registration No. 333-207937

Amplify ETF Trust
(the “Trust”)

Amplify Global Cloud Technology ETF
(formerly Wedbush ETFMG Global Cloud Technology ETF)

(the “Fund”)

May 1, 2024

Supplement To the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information
Dated January 26, 2024

IMPORTANT NOTICE REGARDING A NAME CHANGE OF THE FUND’S INDEX

This Supplement updates certain information in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, and will take effect immediately.

The Fund seeks investment results that generally correlate (before fees and expenses) to the total return performance of the Dan Ives Global Cloud Technology Prime Index NTR. The index provider, Prime Indexes, has announced a change in the name of the index to “Prime Global Cloud Technology Index NTR”. Effective immediately, all references to “Dan Ives Global Cloud Technology Prime Index NTR” or “Dan Ives Global Cloud Technology Prime Index” contained in the Fund’s summary prospectus, prospectus and statement of additional information are deleted in their entirety and replaced with “Prime Global Cloud Technology Index NTR” or “Prime Global Cloud Technology Index”, respectively.

There are no other changes to the Fund’s investment objective, principal investment strategies, or principal risks.

Please Retain This Supplement for Future Reference.